SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2004

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	First Quarter 2004 Supplemental Financial Report
99.2	Press Release dated May 6, 2004.

Item 12. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibits attached hereto are being furnished by First Potomac Realty Trust (the “Company”) pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three months ended March 31, 2004.

On May 6, 2004, the Company issued a press release describing its earnings for the three months ended March 31, 2004 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of March 31, 2004. A copy of the earnings press release and a copy of this supplemental information are furnished as Exhibit 99.2 and Exhibit 99.1, respectively, to this report on Form 8-K and are incorporated herein by reference.

The information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) hereto, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement file by the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
May 6, 2004	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number

99.1	First Quarter 2004 Supplemental Financial Report
99.2	Press Release dated May 6, 2004.